SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K




             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) June 7, 1996



                        MARKET DATA CORP.
     (Exact name of registrant as specified in its charter)


      TEXAS                33-22264-FW         76-0252235
(State or jurisdiction    (Commission        (I.R.S. Employer
of incorporation)          File Number)      Identification No.)


14505 TORREY CHASE BLVD. SUITE 410, HOUSTON, TX        77014
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (713) 586-8686






















Item 5.  Other Items


Market Data Corp's wholly owned subsidiary Renet Financial
Corporation was found to be in violation of several Department of Housing & Urban Development (HUD) requirements during a recent annual audit performed by HUD.

See attached news release (Exhibit A) dated June 7, 1996, for additional details.


                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Market Data Corp.
                                    (Registrant)

       6/7/96                       Steven C. Naremore
       Date                         (Signature)

       6/7/96                       Janice S. Whalen
       Date                         (Signature)